UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

PACIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35060	51-0619477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Sylvan Way, Suite 100, Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 254-3560

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 13, 2013, Pacira Pharmaceuticals, Inc. (“PPI-CA”), a California corporation and wholly-owned subsidiary of Pacira Pharmaceuticals, Inc., a Delaware corporation (“Pacira” and, collectively with PPI-CA, the “Company”) entered into (i) a Third Amendment (the “Third Amendment”) to its Industrial Real Estate Lease, dated December 8, 1994 with Lasdk Limited Partnership, a Delaware limited partnership (and successor-in-interest to Lankford & Associates, Inc., a Colorado corporation) (the “Lasdk Landlord”) for the property located at 10450 Science Center Drive, San Diego, California; and (ii) a Fifth Amendment (the “Fifth Amendment”) to its Industrial Real Estate Triple Net Lease, dated August 17, 1993 with HCP TPSP, LLC, a Delaware limited liability company (and successor-in-interest to Equitable Life Assurance Society of the United States, a New York corporation) (the “HCP Landlord”) for the property located at 11011 North Torrey Pines Road, La Jolla, California.

The Third Amendment extends the lease term from September 11, 2015 to August 31, 2020. In addition, the Third Amendment grants the Company the option to extend the lease for a period of five years (the “Option Term”) on written notice by the Company to the Lasdk Landlord not earlier than twelve (12) months and not later than nine (9) months prior to August 31, 2020, provided that the Company satisfies certain conditions set forth in the lease.  The annual rent payable during the Option Term is equal to the fair rental value for the premises as of the commencement date of the Option Term, subject to certain concessions, as described in further detail in the Third Amendment attached hereto as Exhibit 99.1 and incorporated herein by reference. Pursuant to the Third Amendment, the annual basic monthly rent ranges from $278,381.40 for each month in the year ending December 31, 2013 to $342,374.01 for each month in the year ending August 31, 2020.

In addition, the Third Amendment provides that the Lasdk Landlord will pay a one-time tenant improvement allowance (the “Tenant Improvement Allowance”) of $1,265,370 for costs relating to the initial design and construction of the Company’s improvements that are permanently affixed to the premises.  The Third Amendment further provides that the Company can increase the Tenant Improvement Allowance by an amount not to exceed $1,149,000 for base building work (the “Base Building Allowance”).  Monthly Basic Rent is not adjusted on account of any portion of the Base Building Allowance paid to the Company.  The Third Amendment further provides that, if exercised prior to October 1, 2013, the Company can increase the Tenant Improvement Allowance by an amount not to exceed $2,530,740 (the “Additional Allowance”). In the event the Company exercises its right to use all or any portion of the Additional Allowance, the monthly basic rent for the premises shall be increased by an amount equal to the “Additional Monthly Basic Rent,” as that term is defined in the Third Amendment and incorporated herein by reference, in order to repay the Additional Allowance to the Lasdk Landlord.

If the Company fails to utilize the Tenant Improvement Allowance by June 30, 2015, any unused amounts will revert back to the Lasdk Landlord and the Company will have no further rights with respect thereto.

Details regarding the items covered by the Tenant Improvement Allowance, the mechanics of disbursement of the Tenant Improvement Allowance and the manner in which disputes are settled are set forth in a Tenant Work Letter attached to the Third Amendment as Exhibit A and incorporated by reference herein.

The above description of the Third Amendment is qualified in its entirety by reference to the terms of the Third Amendment, filed as Exhibit 99.1 hereto and incorporated herein by reference.

The Fifth Amendment extends the lease term from August 1, 2015 to August 31, 2020. In addition, the Fifth Amendment grants the Company the option to extend the lease for a period of five years (the “Building 6 Option Term”) on written notice by the Company to the HCP Landlord not earlier than twelve (12) months and not later than nine (9) months prior to August 31, 2020, provided that the Company satisfies certain conditions set forth in the lease.  The annual rent payable during the Building 6 Option Term is equal to the fair rental value for the premises as of the commencement date of the Building 6 Option Term, subject to certain concessions, as described in further detail in the Fifth Amendment attached hereto as Exhibit 99.2 and incorporated herein by reference.

Pursuant to the Fifth Amendment, the annual basic monthly rent ranges from $66,456.60 for each month in the year ending December 31, 2013 to $81,733.24 for each month in the year ending August 31, 2020. In addition, the Fifth Amendment provides that the HCP Landlord will pay a one-time tenant improvement allowance (the “Building 6 Tenant Improvement Allowance”) of $326,190 for costs relating to the initial design and construction of the Company’s improvements that are permanently affixed to the premises.  The Fifth Amendment further provides that the Company can increase the Building 6 Tenant Improvement Allowance by an amount not to exceed $300,000 for base building work (the “Building 6 Base Building Allowance”).  Monthly Basic Rent is not adjusted on account of any portion of the Building 6 Base Building Allowance paid to the Company.  The Fifth Amendment further provides that, if exercised prior to October 1, 2013, the Company can increase the Building 6 Tenant Improvement Allowance by an amount not to exceed $652,380 (the “Building 6 Additional Allowance”). In the event the Company exercises its right to use all or any portion of the Building 6 Additional Allowance, the monthly basic rent for the premises shall be increased by an amount equal to the “Additional Monthly Basic Rent,” as that term is defined in the Fifth Amendment and incorporated herein by reference, in order to repay the Building 6 Additional Allowance to the HCP Landlord.

If the Company fails to utilize the Building 6 Tenant Improvement Allowance by June 30, 2015, any unused amounts will revert back to the HCP Landlord and the Company will have no further rights with respect thereto.

Details regarding the items covered by the Building 6 Tenant Improvement Allowance, the mechanics of disbursement of the Building 6 Tenant Improvement Allowance and the manner in which disputes are settled are set forth in a Tenant Work Letter attached to the Fifth Amendment as Exhibit A and incorporated by reference herein.

The above description of the Fifth Amendment is qualified in its entirety by reference to the terms of the Fifth Amendment, filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2013, Pacira Pharmaceuticals, Inc. (“PPI-CA”), a California corporation and wholly-owned subsidiary of Pacira Pharmaceuticals, Inc., a Delaware corporation (“Pacira” and, collectively with PPI-CA, the “Company”) entered into amendments to the employment agreements with the officers set forth below. The amendments modify the compensation such officers will receive in the event that Pacira terminates the officer’s employment without cause (as defined in the applicable officer’s employment agreement) or in the event the officer terminates his or her employment for good reason (as defined in the applicable officer’s employment agreement) within thirty (30) days prior to, or twelve (12) months following, the consummation of a change of control of the Company as follows:

Name of Officer	Severance Benefit (termination without cause or for good reason in connection with a change of control)
David Stack	•

For twenty-four (24) months, PPI-CA will continue to pay Mr. Stack’s then effective base salary for a period of time beginning on the first payroll period following the effective date of a severance and release of claims agreement the employee must execute in order to receive the severance payments (the “Payment Commencement Date”) and payable in accordance with PPI-CA’s payroll policies.

•

In lieu of the targeted incentive bonus set forth in Mr. Stack’s employment agreement, a bonus payment in the amount of one hundred percent (100%) of his then current base salary payable in one lump sum on the Payment Commencement Date.

•

For twelve (12) months, PPI-CA will continue to pay under the federal “COBRA” law the portion of the premium that PPI-CA pays for active and similarly-situated employees who receive the same type of coverage, subject to certain conditions.

Taunia Markvicka James Scibetta John Pratt	•

For twelve (12) months, PPI-CA will continue to pay the employee’s then effective base salary for a period of time beginning on the first payroll period following the Payment Commencement Date and payable in accordance with PPI-CA’s payroll policies.

•

In lieu of the targeted incentive bonus set forth in the employee’s employment agreement, a bonus payment in the amount of thirty percent (30%) of his or her then current base salary payable in one lump sum on the Payment Commencement Date.

•

For twelve (12) months, PPI-CA will continue to pay under the federal “COBRA” law the portion of the premium that PPI-CA pays for active and similarly-situated employees who receive the same type of coverage, subject to certain conditions.

Lauren Riker	•

For twelve (12) months, PPI-CA will continue to pay Ms. Riker’s then effective base salary for a period of time beginning on the first payroll period following the effective date of a severance and release of claims agreement Ms. Riker must execute in order to receive her severance payments (the “Payment Commencement Date”) and payable in accordance with PPI-CA’s payroll policies.

•

In lieu of the targeted incentive bonus set forth in Ms. Riker’s employment agreement, a bonus payment in the amount of twenty-five percent (25%) of her then current base salary payable in one lump sum on the Payment Commencement Date.

•

For twelve (12) months, PPI-CA will continue to pay under the federal “COBRA” law the portion of the premium that PPI-CA pays for active and similarly-situated employees who receive the same type of coverage, subject to certain conditions.

In addition to the payments described above, each officer’s original employment agreement provided him or her with one hundred percent (100%) acceleration of vesting of the then unvested option shares held by such officer in the event of a termination without cause or for good reason in connection with a change of control. The amendments described above did not modify such acceleration provisions, which remain in full force and effect.

The above descriptions of the amendments to the employment agreements are qualified in their entirety by reference to such amendments, filed as Exhibits 99.3-99.7 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1

Third Amendment, dated March 13, 2013, to the Industrial Real Estate Lease, dated December 8, 1994, by and among Pacira Pharmaceuticals, Inc., a California corporation, Pacira Pharmaceuticals, Inc., a Delaware corporation and Lasdk Limited Partnership, a Delaware limited partnership (and successor-in-interest to Lankford & Associates, Inc., a Colorado corporation)

99.2

Fifth Amendment, dated March 13, 2013, to the Industrial Real Estate Triple Net Lease, dated August 17, 1993, by and among Pacira Pharmaceuticals, Inc., a California corporation, Pacira Pharmaceuticals, Inc., a Delaware corporation and HCP TPSP, LLC, a Delaware limited liability company (and successor-in-interest to Equitable Life Assurance Society of the United States, a New York corporation)

99.3	Amendment No. 1 to Executive Employment Agreement, dated March 13, 2013, by and between Pacira Pharmaceuticals, Inc. and David Stack
99.4	Amendment No. 1 to Executive Employment Agreement, dated March 13, 2013, by and between Pacira Pharmaceuticals, Inc. and James Scibetta
99.5	Amendment No. 1 to Employment Agreement, dated March 13, 2013, by and between Pacira Pharmaceuticals, Inc. and Lauren Riker

99.6	Amendment No. 1 to Executive Employment Agreement, dated March 13, 2013, by and between Pacira Pharmaceuticals, Inc. and Taunia Markvicka
99.7	Amendment No. 1 to Executive Employment Agreement, dated March 13, 2013, by and between Pacira Pharmaceuticals, Inc. and John Pratt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2013	PACIRA PHARMACEUTICALS, INC.

	By:	/s/ James Scibetta
James Scibetta
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Third Amendment, dated March 13, 2013, to the Industrial Real Estate Lease, dated December 8, 1994, by and among Pacira Pharmaceuticals, Inc., a California corporation, Pacira Pharmaceuticals, Inc., a Delaware corporation and Lasdk Limited Partnership, a Delaware limited partnership (and successor-in-interest to Lankford & Associates, Inc., a Colorado corporation)

99.2

Fifth Amendment, dated March 13, 2013, to the Industrial Real Estate Triple Net Lease, dated August 17, 1993, by and among Pacira Pharmaceuticals, Inc., a California corporation, Pacira Pharmaceuticals, Inc., a Delaware corporation and HCP TPSP, LLC, a Delaware limited liability company (and successor-in-interest to Equitable Life Assurance Society of the United States, a New York corporation)

99.3	Amendment No. 1 to Executive Employment Agreement, dated March 13, 2013, by and between Pacira Pharmaceuticals, Inc. and David Stack
99.4	Amendment No. 1 to Executive Employment Agreement, dated March 13, 2013, by and between Pacira Pharmaceuticals, Inc. and James Scibetta
99.5	Amendment No. 1 to Employment Agreement, dated March 13, 2013, by and between Pacira Pharmaceuticals, Inc. and Lauren Riker

99.6	Amendment No. 1 to Executive Employment Agreement, dated March 13, 2013, by and between Pacira Pharmaceuticals, Inc. and Taunia Markvicka
99.7	Amendment No. 1 to Executive Employment Agreement, dated March 13, 2013, by and between Pacira Pharmaceuticals, Inc. and John Pratt